UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 12, 2008
_______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

General Maritime Management (Portugal) LDA (“GMM Portugal”), a subsidiary of General Maritime Corporation (the “Company”), was indicted on June 12, 2008 by a federal grand jury in Corpus Christi, Texas for alleged violations of law concerning maintenance of books and records with respect to the handling of waste oils on the Genmar Defiance, one of the Company's wholly-owned Aframax vessels. The chief engineer and the first engineer of the vessel were also named as a co-defendants in the indictment.  The indictment relates to a previously disclosed U.S. Department of Justice investigation that began in November 2007 regarding the handling of waste oils on the Genmar Defiance.

The Company regrets that these charges have been brought by the government against GMM Portugal and believes that they are based upon inaccurate information provided to the government.  The charges against GMM Portugal are based upon asserted vicarious liability for actions on the part of its employees.  GMM Portugal intends to continue to cooperate with the government as appropriate.  If this matter results in a trial, GMM Portugal intends to defend any charges vigorously.

The Company remains committed to being a responsible international seaborne crude oil transportation services company and to maintaining the highest levels of operational standards on board its vessels. The Company has implemented a strict environmental protection program and considers high quality technical operations across the fleet a top priority.

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this report are further developments in the legal proceedings described above and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2007 and its subsequent reports on Form 10-Q and Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                GENERAL MARITIME CORPORATION
            (Registrant)

                By: /s/ John C. Georgiopoulos
                Name: John C. Georgiopoulos
                                            Title:   Chief Administrative Officer

Date: June 13, 2008

3